TRANSLATION FROM GERMAN ORIGINAL


                             Articles of Association


                                   Article 1
                        Corporate name, corporate seat

1.       The corporate name of the company shall read:

                       Telekabel Wien Gesellschaft m.b.H.

2.       The company shall have its seat in Vienna, Austria.
                                                            -----------------

                                    Article 2
                                Corporate objects

1.       The corporate objects shall be
                                        ----------------------------------------

a) to establish, operate, maintain and interconnect electronic communications systems (telecommunication systems); this includes the broad band distribution of TV and radio programs and of similar signals, as well as the distribution of all kinds of presentations in sound and picture, in particular along or with the aid of a conductor, as well as the installation and operation of technical systems serving these objects;
                        ---------------------------------------------------
b) to trade in as well as to rent out, negotiate contracts for, install and maintain all the equipment and appliances, including their accessories and components, required therefor;
                  ----------------------------------------------------------

c) to participate in companies having similar objects, as well as to take over and carry out business management activities.
                                                            -------------------
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                                      -2-



(2) The company shall be entitled to carry out all business transactions and to take all measures which seem to be necessary or useful to achieve the corporate objects.
                   --------------------------------------


                                    Article 3
                              Stated share capital

The stated share capital of the company shall amount to ATS 337,300,000.00 (three hundred and thirty-seven million three hundred thousand Austrian schillings) and has been fully paid up in cash.
                                               ------------------------------


                                    Article 4
                             Duration of the company

1. The company shall be established for an indefinite period of time. The fiscal year shall be the calendar year.

2. Each shareholder may terminate the company subject to two-year's notice as of the 31st (thirty-first) day of December 2022 (two thousand and twenty-two) by registered mail sent to all other shareholders. Subsequently, the company shall be prolonged for periods of 15 years each if it is not terminated subject to the same notice period.
                                                                         -------
3. Termination of the company at an earlier date is possible only for an important reason; the notice period shall be like that set forth above.

         -----------------------------------------------------------------------

4. Termination shall entail the winding up of the company. However, the remaining shareholders that have not terminated the company are entitled to continue the company if they take over the corporate share of the terminating shareholder on a pro rata basis of the share quotas subscribed to by them, or according to a different
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                                      -3-


         ratio to be determined by mutual agreement; the price payable for the assignment shall correspond to the value of the corporate share of the terminating shareholder as fixed by one or several experts to be nominated by mutual agreement on the assumption of a going concern.


                                    Article 5
                                Corporate bodies

The corporate bodies of the company are:
                                        ----------------------------------------

a)       the managing directors,
                                 -----------------------------------------------
b)       the supervisory board,
                                ------------------------------------------------
c)       the shareholders' meeting.
                                    --------------------------------------------

                                    Article 6
                         Management and representation:

1. The company shall have at least two managing directors. It shall be represented by two managing directors together or by one managing director together with a "Gesamtprokurist"1.
                                    -------------------------------------------

2. Representation by "Gesamtprokuristen" shall be permissible within the statutory limits.
                  ------------------------------------
3. The corporate name of the company shall be signed in such a manner that the signatories put their signatures next to the corporate name. "Prokuristen"2 shall sign by adding to their signatures an indication of their status as special agents.
                -------------------------------

4. The managing directors shall be bound by the shareholders' resolutions and in exercising their powers they shall be obligated vis-a-vis the company to comply with any and all


/1/  Translator's note: special agent with collective signing authority

/2/ Translator's note: officers with special powers of attorney vested in them by statutory provisions restrictions and limitations imposed on them by law, the Articles of Association, the resolutions of the shareholders' meeting, the Rules of Procedure for the managing directors, or the resolutions of the supervisory board adopted within the scope of its powers.
                                              ---------------------------------


5. The managing directors shall be obligated to obtain, in due time, the approval of the shareholders' meeting or the supervisory board for any and all transactions or measures for which such approval is required under the law, the Articles of Association, a resolution of the shareholders' meeting or of the supervisory board or under the Rules of Procedure for the managing directors.


                                    Article 7
                                Supervisory board

1. For the duration of the company, a supervisory board shall be set up. The supervisory board shall consist of not fewer than four and not more than eight members; up to six supervisory board members shall be elected and up to two members shall be delegated as set forth in paragraph two. However, the right to delegate employees' representatives to the supervisory board pursuant to sec. 110 of the (Austrian) "ArbVG" (Labor Relations Act) shall not be affected hereby.
       ----------------------------------

2. Kabel TV Wien Gesellschaft m.b.H. and its legal successors to the share in Telekabel Wien Gesellschaft m.b.H. are herewith granted the privilege under these Articles to delegate one or two members of the supervisory board. If one, two or three supervisory board members have been elected by shareholders' resolution, Kabel TV Wien Gesellschaft m.b.H. and its legal successors shall be entitled to delegate one supervisory board member. If four, five or six supervisory board members have been elected by shareholders' resolution, Kabel TV Wien Gesellschaft m.b.H. shall be entitled to delegate two supervisory board members.
         ------------------------------------
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                                      -5-

3. Every committee of the supervisory board shall include at least one supervisory board member delegated by Kabel TV Wien Gesellschaft m.b.H. who shall be entitled to vote. If a supervisory board committee has more than 4 members, Kabel TV Wien Gesellschaft m.b.H. or its legal successors may delegate two supervisory board members who shall be entitled to vote.
                                                             ----------------

                                    Article 8
                Shareholders' meetings, shareholders' resolutions

1. Shareholders' meetings shall be called at least once a year and - besides the cases expressly provided for by law or these Articles of Association - whenever the interests of the company so require.
                                         -------------------------------------

2. The shareholders' meetings shall be chaired by the chairman of the supervisory board or by a deputy. If the deputy is also absent, the shareholders present may appoint a chairman for that specific meeting.
                                                         -----------------------

3. Shareholders' meetings shall be called by the supervisory board, by the chairman of the supervisory board or, in case he is prevented, by a deputy or by the managing directors, or by a shareholder whose share quotas equal at least one-tenth of the stated share capital, or by the shareholder Kabel-TV-Wien Gesellschaft m.b.H.
                    -------------------------------------------

4. Notice of the meeting shall be sent by registered mail to each shareholder at the address most recently communicated to the company, subject to the statutory notice period. No notice of meeting needs to be given if all shareholders are present or represented. This formal requirement shall also apply in case the company is transformed into a stock corporation.
                                                ----------------------

5. Unless a larger majority is provided for by mandatory law, shareholders' resolutions shall be adopted by a simple
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                                      -6-

majority of the votes cast. However,
resolutions on a change in the corporate objects shall be passed unanimously.

--------------------

6. For every ATS 1,000.00 (one thousand Austrian schillings) of a share quota subscribed to, one vote shall be granted, with fractional parts of less than ATS 1,000.00 not being counted. However, each shareholder shall have at least one vote.
     ---------------------------------------------------------------

7. The powers and duties of the shareholders' meeting shall include, without limitation:
            -------------------------------------

         a)   the audit and approval of the annual financial statements;

         b) the adoption of resolutions on the appropriation of the operating result (balance-sheet profit or loss);

         c) the appointment and revocation of managing directors, supervisory board members and liquidators, if any;

         d) the conclusion of employment contracts with managing directors and with liquidators, if any, as well as the determination of the compensation, if any, for the supervisory board members;

         e) the adoption of resolutions on the release of the managing directors and the supervisory board from their responsibility;

         f) the appointment of auditors, if any, who will act as agents of the shareholders, as well as the acceptance of auditors' reports;

         g) the adoption of Rules of Procedure for the managing directors as well as the approval of the Rules of Procedure for the supervisory board;

         h) the adoption of resolutions on all matters submitted for a decision to the shareholders' meeting by the supervisory board or all or individual of the managing directors;

         i) the adoption of resolutions on modifications of or amendments to these Articles as well as on any and all other matters comprised by the sphere of activity of the shareholders' meeting pursuant to the provisions of law applicable from time to time.

8. Unless otherwise provided for by law, shareholders' resolutions may also be adopted in writing if all shareholders agree to this procedure in any given case.
     -------------------------------------------------------------------------

9. Modifications of or amendments to these Articles of Association as regards the above-mentioned provisions (Article 7, Article 8 paragraph 9, Article 10 paragraph 53, Article 11 and Article 12), the assumption of liabilities or the providing of funds pursuant to Article 11 as well as any change to the corporate objects, any merger, demerger or transformation of the company shall only be effective if they have been resolved by unanimous vote of all shareholders, with all shareholders being present; this shall also apply to any modification of or amendment to these Articles aiming at a departure from this requirement of a unanimous decision.
                    -------------------------------------


                                    Article 9
                  Encumbrance and division of corporate shares

Corporate shares may not be encumbered. Any division or alienation of corporate shares may only be effected if all the shareholders consent thereto.


/3/   Translator's note: reference not clear.

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                                      -8-



                                   Article 10
            Annual financial statements, appropriation of the result

1. Within five months following the end of any fiscal year, the managing directors shall prepare the annual financial statements in accordance with generally accepted accounting principles and with provisions of law.
                                                                   -------------

2. Immediately after the annual financial statements have been prepared, a certified copy thereof shall be sent to each shareholder.
                                                         --------------------

3. The shareholders shall decide on the approval of the annual financial statements and the appropriation of the result.
                                                -----------------------------

4. The shareholders may decide unanimously that the result shall be appropriated not in proportion to their share quotas but on a different basis.
                                                                 ---------------

                                   Article 11
                         Granting of loans and financing

1. The company is not entitled to grant loans or credits or to provide other types of financing to third parties, nor to assume any liability for obligations of third parties, irrespective of whether such third parties are shareholders, parent companies or other legal entities. This clause shall not apply to the assumption of guarantees in the maximum amount of the distributable profit of a shareholder that may be declared annually pursuant to the provisions of law and these Articles and have been declared by the shareholders' meeting, provided that the shareholder in question has furthermore given an order to the company to pay a debt by which the company is obligated to pay the distributable profit

(and/or that shareholder's proportionate share therein) directly to the beneficiary under the guarantee.
                                ----------------------------------------------

2. Only loans or credits granted to the shareholder Cable-Networks Austria Holding B.V. (CNA) and to the below-mentioned first-tier affiliated companies are excepted from the prohibition of granting loans or credits provided that the amount of such loans or credits that have been granted and may still be outstanding does not exceed the amount of the profits of the then current fiscal year that might be available for distribution pursuant to the provisions of law and further provided that the loan or credit is granted against reasonable and adequate security and at market conditions:
                                           ----------------------------------
Telekabel Klagenfurt GmbH, Telekabel Fernsehnetz Wiener Neustadt/Neunkirchen Betriebs GmbH, Telekabel Graz GmbH and Telekabel Fernsehnetz Region Baden Betriebs GmbH.
              ------------------------------------------

3. The provisions of this paragraph 2 shall be valid up to and including the earlier of December 31, 2006, or the date of the repayment in full of funds that have been drawn under the Agreement of Cable-Networks Austria Holding B.V., United and Philips Communications B.V. (UPC) as well as certain subsidiaries of UPC, including the company, with Toronto Dominion in the form of loans or credits or - in case of the company - in the form of bearer bonds, with the term of such loans or credits or bearer bonds ending not later than on December 31, 2006.

4. The company's managing directors are entitled to invest liquid means of the company according to their own judgement and to their best knowledge and belief, acting with the care and diligence of a prudent businessman. In the event of granting loans or credits, however, the company's managing directors shall comply with the provisions of the above paragraphs. The managing directors are further entitled to make full use of the funds to be made available on the basis of bearer bonds as indicated in the foregoing paragraph according to their own judgement and taking into account the economic situation and requirements of the company. They shall be subject to report such transactions to the shareholders' meeting. Express instructions to the managing directors in connection with the taking out and granting of loans or credits and with the granting of security shall require a unanimous resolution of the shareholders' meeting.


                                   Article 12
            Further component parts of these Articles of Association

The below-mentioned Agreements are included in these Articles as component parts. The respective shareholders undertake to comply with these Agreements. To the extent these Agreements contain obligations of Telekabel Wien Gesellschaft m.b.H., the company shall comply with its obligations pursuant to these
Agreements:
            ----------------------------------------------------------

a) the Agreement in Principle on the formation and activities of Telekabel Wien GmbH, dated November 30, 1977,
                                 ----------------------------

b) the Agreement between Kabel-TV Wien GmbH and Telekabel Fernsehnetz BetriebsgmbH, dated November 30, 1977,
                                         --------------------------------

c) the Dividend Guarantee, dated November 30, 1987,
                                                   ---------------------------

d) the Agreement on the direct use of the rights to receive the cable TV satellite programs, dated December 10, 1987,

e) the Agreement on a lump-sum compensation of the administrative services rendered to Telekabel by the City of Vienna, dated November 23, 1977,
                                                                        -------

f) the Agreement on the scope of duties of the managing director to be delegated to the management of Telekabel Wien GmbH by KTV, dated November 30, 1993,
              ------------------------------
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                                      -11-

g) the Syndicate Agreement dated June 28, 1995, entered into by and between Osterreichische Philips Industrie GmbH, Cable-Networks Austria Holding B.V. and Kabel-TV-Wien GmbH,
                            --------------------------------------------

h)   the Rules of Procedure of Telekabel Wien GmbH, dated June 28, 1995,

which are attached as Enclosures a) through h). --------------------------------

2. Any modifications of or amendments to the above-mentioned paragraphs of these Articles may only be resolved unanimously.


                                   Article 13
                                     Notices

Notices of the company to its shareholders shall be given by registered letter, sent to each shareholder at the address most recently communicated to the company.


                                   Article 14
                                Final provisions

Unless otherwise provided by these Articles, the legal relationships of the company shall be governed by the provisions of the (Austrian) "GmbHG" (Limited Liability Companies Act), as amended from time to time, as well as by other relevant provisions of Austrian law.
                                    --------------------------------------
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                                      -12-



For filing with the collection of documents of the Commercial Register, exempt from documentary stamp duties.

Re:      Commercial Court of Vienna
         Company: Telekabel Wien Gesellschaft m.b.H.
         File No. FN 84116 a


This is to certify that the wording of the Articles of Association of the above-mentioned company corresponds to the minutes of the shareholders' meeting dated August 27, 1998, submitted to me as well as to the wording of all other valid provisions of the Articles of Association, according to the current status of the collection of documents filed with the Commercial Court of Vienna that I have inspected today. -

     Vienna, this fourteenth day of September one thousand nine hundred and ninety-eight.
             --------------------------------

                                                        illegible signature m.p.
           Rubber stamp of
      Dr. Josef Georg Huppmann,                                   Stamp:
            notary public,                                 Dr. Klemens Huppmann
         Vienna-1st District                                  substitute of
                                                       Dr. Josef Georg Huppmann,
                                                       notary public, in and for
                                                          Vienna-1st District